UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): July 27, 2023

BUSINESS FIRST BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

Louisiana	001-38447	20-5340628
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Laurel Street, Suite 101 Baton Rouge, Louisiana		70801
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (225) 248-7600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	BFST	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company         ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.       ☐

5.07     Submission of Matters to a Vote of Security Holders

On July 27, 2023 Business First Bancshares, Inc. (“Business First”) held its Annual Meeting of Shareholders to consider and act upon the items listed below:

1.	The shareholders of Business First elected the individuals listed below to serve as directors of Business First until the 2024 Annual Meeting of Shareholders by the votes set forth in the table below:

	For	Against	Abstain	Broker Non-Vote
Drew C. Brees	14,500,748	119,795	26,395	4,003,878
James J. Buquet, III	14,361,222	240,753	44,963	4,003,878
Carol M. Calkins	14,517,302	87,113	42,523	4,003,878
Ricky D. Day	14,222,966	379,009	44,963	4,003,878
John P. Ducrest	14,544,049	59,926	42,963	4,003,878
Mark P. Folse	14,233,104	373,511	40,323	4,003,878
Robert S. Greer, Jr.	13,938,028	668,587	40,323	4,003,878
J. Vernon Johnson	14,267,915	343,341	35,682	4,003,878
Rolfe H. McCollister, Jr.	14,052,883	553,593	40,462	4,003,878
Andrew D. McLindon	14,489,594	116,278	41,066	4,003,878
David R. Melville, III	14,216,877	389,638	40,423	4,003,878
Patrick E. Mockler	13,864,367	748,915	33,656	4,003,878
David A. Montgomery, Jr.	14,441,226	163,169	42,543	4,003,878
Arthur J. Price	14,490,587	116,028	40,323	4,003,878
Kenneth Wm. Smith	14,311,701	291,914	43,323	4,003,878
Keith A. Tillage	14,215,550	384,448	46,940	4,003,878
Steven G. White	11,387,930	3,128,853	130,155	4,003,878

2.	The shareholders of Business First approved, on a non-binding advisory basis, the compensation of Business First’s named executive officers by the vote set forth in the table below:

For	Against	Abstain	Broker Non-Vote
8,617,348	5,762,967	266,623	4,003,878

3.
The shareholders of Business First ratified the appointment of FORVIS, LLP, as Business First’s independent registered public accounting firm for the year ending December 31, 2023 by the vote set forth in the table below:

For	Against	Abstain
18,563,368	43,947	43,501

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: July 28, 2023

BUSINESS FIRST BANCSHARES, INC.

By:	/s/ David R. Melville, III
David R. Melville, III
President and Chief Executive Officer